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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                            -----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 29, 1998

                            -----------------------


                   CAPSTAR RADIO BROADCASTING PARTNERS, INC.
             (Exact name of Registrant as specified in its charter)



               DELAWARE                            33-92732                            13-3034720
           (State or other                 (Commission File Number)                 (I.R.S. Employer
    jurisdiction of incorporation)                                               Identification Number)
         600 CONGRESS AVENUE
              SUITE 1400                                                                  78701
            AUSTIN, TEXAS                                                              (Zip code)
        (Address of principal
          executive offices)


      Registrant's telephone number, including area code:  (512) 340-7800

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 29, 1998, Capstar Radio Broadcasting Partners, Inc. ("Capstar Radio"), a wholly-owned subsidiary of Capstar Broadcasting Partners, Inc. ("Capstar Partners"), acquired all of the outstanding preferred stock, common stock and common stock equivalents of Patterson Broadcasting, Inc. ("Patterson"). Capstar Radio acquired the Patterson stock (the "Acquisition") pursuant to a Stock Purchase Agreement dated June 12, 1997, as amended, by and among Capstar Acquisition Company, Inc. ("Capstar Acquisition"), Capstar Partners, Patterson and each of the stockholders of Patterson (the "Purchase Agreement"), as assigned to Capstar Radio by Capstar Acquisition. As a result of the Acquisition, Patterson became a wholly-owned direct subsidiary of Capstar Radio.

         The purchase price for the Acquisition, including related fees and expenses (the "Purchase Price"), was approximately $217 million in cash, which included the repayment of approximately $80 million of outstanding indebtedness of Patterson. The Purchase Price was determined through arm's-length negotiations among the parties.

         The Purchase Price was funded through (i) an equity investment by an affiliate of Hicks, Muse, Tate & Furst, (ii) borrowings under Capstar Radio's existing credit facility (the "Credit Facility Loan"), and (iii) the proceeds of a temporary line of credit (the "Patterson Loan"). The Credit Facility Loan and the Patterson Loan were subsequently repaid through an additional equity investment by an affiliate of Hicks, Muse, Tate & Furst.

         Through its subsidiaries, Patterson owns and operates or provides services to 37 radio stations (24 FM and 13 AM) in the Savannah Georgia, Harrisburg, Pennsylvania, Fresno, California, Honolulu, Hawaii, Battle Creek and Grand Rapids, Michigan, Reno, Nevada, Springfield, Illinois and Pensacola, Florida markets.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.


         It is impracticable to provide the required financial statements for Patterson at the time of this Report because such information is not currently available. The required financial statements will be filed as an amendment to this Report as soon as practicable, but not later than 60 days after the date this Report is required to be filed.


(b)      PRO FORMA FINANCIAL INFORMATION.

         It is impracticable to provide the required pro forma financial information for Patterson at the time of this Report because such information is not currently available. The required pro forma financial information will be filed as an amendment to this Report as soon as practicable, but not later than 60 days after the date this Report is required to be filed.






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(c)      EXHIBITS.

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
         2.1     --       Stock Purchase Agreement, dated June 12, 1997, by and among Capstar Acquisition, Capstar
                          Partners, Patterson and the selling stockholders of Patterson named therein (incorporated by reference to
                          Capstar Partner's Amendment No. 1 to Registration Statement on Form S-4, dated July 8, 1997, File
                          No. 333-25638).

         2.2     --       Amendment No. 1 to Stock Purchase Agreement, dated July 2, 1997, among Capstar Acquisition, The
                          Dyson-Kissner-Moran Corporation, as representative of the Patterson stockholders ("DKM"), and
                          Patterson (incorporated by reference to Capstar Partner's Amendment No. 2 to Registration Statement on
                          Form S-4, dated August 5, 1997, File No. 333-25638).

         2.3     --       Amendment No. 2 to Stock Purchase Agreement, dated August 25, 1997 among Capstar Acquisition,
                          DKM and Patterson.*

         2.4     --       Amendment No. 3 to Stock Purchase Agreement, dated January 19, 1998, among Capstar Acquisition,
                          DKM and Patterson.*

         2.5     --       Amendment No. 4 to Stock Purchase Agreement, dated January 29, 1998 among Capstar Acquisition,
                          DKM, Patterson and Capstar Broadcasting Corporation.*
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         *  Filed herewith.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CAPSTAR RADIO BROADCASTING PARTNERS,
                                  INC.  (Registrant)



                                  By:/s/ William S. Banowsky, Jr.
                                     -----------------------------------------
                                  Name:   William S. Banowsky, Jr.
                                  Title:  Executive Vice President
                                          and General Counsel

Date:    February 13, 1998
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                                 EXHIBIT INDEX

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
       Exhibit
       Number                                      Exhibit Title                                       Page
       -------                                     -------------                                       ----
         2.1     --       Stock Purchase Agreement, dated June 12, 1997, by and among
                          Capstar Acquisition, Capstar Partners, Patterson and the selling stockholders of Patterson named therein (incorporated by reference to Capstar Partner's Amendment No. 1 to Registration Statement on
                          Form S-4, dated July 8, 1997, File No. 333-25638).

         2.2     --       Amendment No. 1 to Stock Purchase Agreement, dated July 2, 1997, among Capstar Acquisition, The Dyson-Kissner-Moran Corporation, as
                          representative of the Patterson stockholders ("DKM"), and
                          Patterson (incorporated by reference to Capstar Partner's Amendment
                          No. 2 to Registration Statement on Form S-4, dated August 5, 1997,
                          File No. 333-25638).

         2.3     --       Amendment No. 2 to Stock Purchase Agreement, dated August 25, 1997 among Capstar Acquisition, DKM and Patterson.*

         2.4     --       Amendment No. 3 to Stock Purchase Agreement, dated January 19, 1998, among Capstar Acquisition, DKM and Patterson.*

         2.5     --       Amendment No. 4 to Stock Purchase Agreement, dated January 29, 1998 among Capstar Acquisition, DKM, Patterson and Capstar Broadcasting
                          Corporation.*
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